April 20, 2026

2026 Q1 Financial Highlights

MainStreetBancshares, Inc.

Forward-looking statements and additional information

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, "Risk Factors".

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.



Excellent market
driven by diverse businesses

Major universities
- Georgetown
- GW
- American
- Howard
- George Mason
- Gallaudet
- Catholic
- UMUC
- Marymount

Federal hub
- Defense contracting
- CACI
- Lockheed Martin
- FTI
- SAIC

Resident Fortune 500
- Under Armour
- Amazon
- Google
- Boeing
- Marriott
- Raytheon

Other notable
- Historic trend of low unemployment compared to overall U.S. – even during downturns.
- Highest median income.[1]
- 70% of U.S. internet traffic [2]
- Tourism, hospitality, conventions, sports and entertainment.
- NBA, NFL, MLB, NHL

1. Median Household Income, Loudoun County #1 and Fairfax County #4 (FRED)
2. Per DigitalTech.com

The DC Metropolitan area
is vibrant with opportunity

Good things continue to happen in the DC Market

$135,089
Median household income[1]

$830,984
Average listing price[2]

30
Median days on the market[2]

684K
Government employees in the DMV[3]

[1] Federal Reserve Economic Data – Year End 2024 – Fairfax (VA), Loudoun (VA), Arlington (VA), Montgomery (MD), Prince George's (MD), and DC.

[2] Federal Reserve Economic Data – Mar. 2026 DC Metro (CBSA)

[3] Federal Reserve Economic Data – Dec. 2025 DC Metro (MSA)

Strategic balance sheet management



May 2004
$12.5M Private Placement of Common Stock
August 2005
$12.6M Private Placement of Common Stock & Began trading on OTC Market
Dec 2014
$12.8M Private Placement of Common Stock
July 2016
Formed Holding Company / Began Trading on OTCQX
January 2017
$15M Sub-Debt Offering
October 2017
$18.4M Private Placement of Common Stock
August 2018
$45M Private Placement of Common Stock
April 2019
Became SEC Registrant and Began Trading on NASDAQ Capital Market
Sept. 2020
$28.75M Depository Share Offering
April 2021
$30M Sub-Debt Offering
March 2022
$44M Sub-Debt Offering
$45 $83 $106 $146 $186 $236 $240 $283 $272 $277 $345 $487 $576 $803 $1,101 $1,277 $1,643 $1,647 $1,926 $2,035 $2,228 $2,213 $2,223
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Q1

(Assets $ millions)

Est.
2004

$2.2B
Total Assets

7
Branches

Rooted in community
branch-lite structure

Headquarters: Fairfax, VA

Full-time employees: 168

Assets per employee: $13,234M

Holding company established: 2016

MNSB LOCATIONS: Northern Virginia & Washington, D.C.



Leesburg
MNSB
Sterling
MNSB
MNSB
MNSB
Middleburg
MNSB
McLean
MNSB
Arlington
MNSB
Fairfax
MNSB
MARYLAND

Operations Center located at Shaw Road location.

Middleburg market contributes over $100 million in deposits at less than 1.00%

Middleburg branch grand opening

growing within our communities

April 8th, 2026


MainStreetBank

MainStreet Bancshares, Inc.

MainStreet Bancshares, Inc. trades on the Russell 2000 Index

Nasdaq	MNSB
Close common stock price	$22.20
Price / tangible book value	87%
Common shares	7,324,049
Market capitalization	$163 million
Tangible book value	$25.63

Nasdaq	MNSBP
Close preferred stock price	$24.95

2026 first quarter financial summary

		1Q26	4Q25	3Q25	2Q25	1Q25
Profitability	EPS	$0.48	$0.46	$0.52	$0.53	$0.25
	ROAA[2]	0.76%	0.75%	0.85%	0.86%	0.46%
	ROATCE[2]	7.58%	7.31%	8.40%	8.84%	4.29%
	Net interest margin[1,2,3]	3.47%	3.36%	3.42%	3.75%	3.30%
Balance Sheet	Net loans ($ millions)	$1,851	$1,842	$1,788	$1,767	$1,812
	Total deposits ($ millions)	$1,915	$1,899	$1,811	$1,799	$1,908
	Total assets ($ millions)	$2,223	$2,213	$2,125	$2,115	$2,223
	ACL / gross loans[4]	1.02%	1.04%	1.04%	1.07%	1.06%
	NCOs / avg loans[2]	0.06%	0.00%	0.04%	(0.03%)	0.00%
	Total equity/total assets	9.67%	9.88%	10.28%	10.09%	9.43%

[1] Tax-equivalent yield [2] annualized [3] non-GAAP [4] ACL on loans excludes unfunded commitments

Sound liquidity management

Metric	1Q26	4Q25	3Q25	2Q25
Liquidity coverage ratio (LCR)[1]	122%	106%	147%	108%
Loan / Deposit Ratio	98%	98%	100%	99%
FDIC insured / total deposits [2]	72%	72%	75%	74%
High quality liquid assets [3]	$220	$217	$196	$202
Secured line available balance	$663	$587	$527	$551
Unsecured line of credit	$144	$144	$144	$144
Total available funding sources	$807	$731	$671	$695

[1] LCR = High quality liquid assets / Total net 30-day cash outflow. Target > 100%
[2] Bank level metric
[3] High quality liquid assets = cash & due from banks, fed funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance

Net interest margin expansion

core strength drives NIM growth year-over-year

3.54%
core NIM


Quarterly net interest margin [1]
Core Net Interest Margin
Reported Net Interest Margin
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
1Q25
2Q25
3Q25
4Q25
1Q26
3.54%
3.47%

[1] Tax-equivalent yield

Balance sheet is neutrally positioned



Interest Rate Risk – Stress Test
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
-10.00%
% Change in Net interest Income
8.76%
6.17%
1.84%
-1.10%
0.00%
1.71%
3.17%
4.67%
6.08%
% Change in Net Interest Income
-4%
-3%
-2%
-1%
0%
1%
2%
3%
4%
Immediate and Permanent Absolute Change to Rate Market

Optimizing funding costs
within a competitive market

64bp
decrease in deposit cost year-on-year

Our market's clients are sophisticated and financially astute which translates to a higher cost of deposits. We continue to focus on building relationships that maximize our returns.



Interest-bearing DDAs
Non-interest bearing DDAs
Time
43%
42%
43%
41%
39%
18%
19%
18%
20%
19%
39%
39%
39%
39%
42%
1Q25
2Q25
3Q25
4Q25
1Q26

	1Q25	2Q25	3Q25	4Q25	1Q26
Cost of Total Deposits	3.45%	3.24%	3.20%	3.00%	2.81%
Total Deposits ($000)	$1,908,325	$1,798,547	$1,810,835	$1,899,184	$1,914,725

2026 expectations

The team continues to focus on core revenue generation and expense control

- Forward looking expense run rate to stay under $13 million per quarter through remainder of the year.
- Loan growth for 2026 expected to be between 3% and 5%.

Share buyback program results

positive impact to book value

	Q4 2025	Q1 2026
total accretion to TBV per common share	$0.30	
accretion to TBV per common share	$0.17	$0.13
average repurchase price	$18.54	$22.22
shares repurchased	209,000	273,448

Diversified loan portfolio

with strategic management and growth in owner-occupied CRE


YE 2025
$1.9B
Residential Real Estate 12%
Construction 16%
C&I 6%
Multi-Family 12%
Owner-Occupied CRE 24%
Non-Owner Occupied CRE 30%
Q1 2026
$1.9B
Residential Real Estate 11%
Construction 16%
C&I 5%
Multi-Family 13%
Owner-Occupied CRE 25%
Non-Owner Occupied CRE 30%

$79 million year-over-year growth in owner-occupied CRE

86% of construction loans have an interest reserve deposit

Good loan metrics

The average new loan size is indicative of well-distributed credit risk management process



Average New Loan Size
Legal Lending Limit
$23,684
$28,430
$34,104
$42,986
$46,810
$44,488
$46,252
$44,798
$1,397
$2,330
$2,045
$3,323
$2,309
$1,911
$1,388
$1,584
2019
2020
2021
2022
2023
2024
2025
2026 Q1

Average loan size excludes consumer loans

Earning asset stress-test shows strong capital position

Pre- and post-stress capital ratios



14.8%
15.4%
15.2%
15.1%
14.6%
12.4%
12.8%
12.6%
11.8%
11.0%
7.0%
1Q25
2Q25
3Q25
4Q25
1Q26

Stress Loss Estimates ($000)				
$44,183	$46,790	$48,820	$62,933	$69,548

Pre stress CET1 / RBC — Post stress CET1 / RBC — Regulatory threshold

22 years originating commercial loans with a total cumulative principal loss of $9.6 million

Well-capitalized threshold for the common equity tier 1 (CET1) risk-based capital ratio is 7%.

Positive outcomes for nonaccrual and work-out loans expected to continue

	Classified Loans	Nonaccrual Loans	OREO
Relationships	8	10	1
Balances	$57.8 million	$53.8 million	$1.1 million
As a % of Gross Loans	3.09%	2.88%	0.06%

Nonaccrual loans

	millions	Probable Outcome
Relationship A	**$20.9**	Properties in process of orderly liquidation. Nominal-to-no principal loss anticipated
Relationship B	**$14.9**	Pursuing liquidation with strong guarantor recourse
Remaining 8 relationships	**$18.0**	Pursuing liquidation or credit upgrade. Nominal principal loss anticipated
Total	**$53.8**	

Government contractors self-fund

with an appreciable surplus

30 asset-based lines of credit

$8.8M
Total outstanding

$71.7M
Total committed

3 term loans

$1.1M
Total outstanding

$104 million
Average non-interest bearing deposits

Morgan Higgins appointed to the Bank board

- Partner at Blue Delta Capital, a minority investor in Gov/Con companies
- Former Gov/Con Leader in DC market at JPM Chase



Financial highlights

	Year-End Financials					Quarter-End Financials				
In $000 unless otherwise noted	2022	2023	2024	2025	Q1'26 LTM	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26
Interest Income	83,845	124,421	134,615	131,588	129,841	32,963	34,286	32,464	31,874	31,218
Interest Expense	13,836	47,679	72,041	62,043	59,314	16,453	15,496	15,362	14,732	13,724
Net Interest Income	70,010	76,742	62,574	69,545	70,527	16,510	18,790	17,102	17,142	17,494
Noninterest Income	4,834	3,340	3,252	4,027	3,494	939	1,066	1,122	900	407
Realized Gains (Losses) on Securities	4	0	-48	103	103	0	103	0	0	0
Total Revenue	74,843	80,082	65,826	73,572	74,022	17,450	19,856	18,224	18,042	17,901
Noninterest Expense	39,057	45,616	72,967	54,551	52,911	14,314	14,745	12,667	12,825	12,674
Pre-Tax Pre-Provision Income (Loss) (Non-GAAP)	35,787	34,466	-7,141	19,021	21,111	3,135	5,111	5,557	5,217	5,227
Provision for (recovery of) Credit Losses	2,398	1,642	6,763	-70	-202	0	-543	144	328	-131
Net Income (Loss) before Taxes	33,389	32,824	-13,904	19,091	21,313	3,135	5,654	5,413	4,889	5,358
Provision for Taxes (benefit)	6,714	6,239	-3,924	3,478	4,053	682	1,064	896	836	1,258
Net Income (Loss) (GAAP)	26,674	26,585	-9,980	15,613	17,260	2,453	4,590	4,517	4,053	4,100
Net Income (Loss) to Common Shareholders	24,518	24,429	-12,136	13,457	15,104	1,914	4,051	3,978	3,514	3,561
Less: Realized Gains (Loss)	4	0	-48	376	316	60	171	145	0	0
Plus: Nonrecurring Expenses, net	0	0	21,041	456	-229	0	456	0	0	-685
Total Core Adjustments Pre-Tax	4	0	21,089	-80	-825	60	-285	145	0	-685
Total Core Adjustments Post-Tax	3	0	16,278	-63	-652	47	-225	115	0	-541
Core Net Income (Non-GAAP)	26,671	26,585	6,298	15,676	17,911	2,406	4,815	4,402	4,053	4,641
Core Net Income to Common Shareholders (Non-GAAP)	24,521	24,429	4,142	13,520	15,755	1,867	4,276	3,863	3,514	4,102
Average Assets	1,744,029	1,931,805	2,136,586	2,141,434	2,147,564	2,155,461	2,132,666	2,119,494	2,158,266	2,179,828
Average Equity	190,839	209,921	224,631	213,114	215,508	208,093	211,081	215,039	218,098	217,813
Average Tangible Common Equity	158,273	170,662	180,381	185,815	188,245	180,830	183,819	187,776	190,836	190,550

Financial highlights continued

In $000 unless otherwise noted	Year-End Financials					Quarter-End Financials				
	2022	2023	2024	2025	Q1'26 LTM	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26
Performance Metrics (%)										
ROAA	1.53	1.38	-0.47	0.73	0.80	0.46	0.86	0.85	0.75	0.76
ROAE	13.98	12.66	-4.44	7.33	8.01	4.78	8.72	8.33	7.37	7.63
ROATCE to Common Shareholders	15.49	14.31	-6.73	7.24	8.02	4.29	8.84	8.41	7.30	7.58
Core ROAA (Non-GAAP)	1.53	1.38	0.29	0.73	0.83	0.45	0.91	0.82	0.75	0.86
Core ROAE (Non-GAAP)	13.98	12.66	2.80	7.36	8.31	4.69	9.15	8.12	7.37	8.64
Core ROATCE to Common Shareholders (Non-GAAP)	15.49	14.31	2.30	7.28	8.37	4.19	9.33	8.16	7.30	8.73
Net Interest Margin (%)	4.21	4.13	3.11	3.44	3.49	3.28	3.74	3.40	3.34	3.46
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	4.23	4.15	3.13	3.46	3.50	3.30	3.75	3.42	3.36	3.47
Non-Recurring Interest Adjustments	0	133	1,904	232	-196	104	1,327	-595	-604	-324
Core Net Interest Margin (Non-GAAP) (%)	4.23	4.12	3.22	3.53	3.51	3.20	3.49	3.54	3.47	3.54
Common Equity	171,019	194,254	180,728	191,328	187,721	182,355	186,207	191,100	191,328	187,721
Less: Total Intangible Assets	9,149	14,657	0	0	0	0	0	0	0	0
Tangible Common Equity (Non-GAAP)	161,870	179,597	180,728	191,328	187,721	182,355	186,207	191,100	191,328	187,721
Total Assets	1,925,751	2,035,432	2,228,098	2,212,669	2,223,242	2,222,845	2,114,781	2,124,789	2,212,669	2,223,293
Less: Total Intangible Assets	9,149	14,657	0	0	0	0	0	0	0	0
Tangible Assets (Non-GAAP)	1,916,602	2,020,775	2,228,098	2,212,669	2,223,242	2,222,845	2,114,781	2,124,789	2,212,669	2,223,293
Total Equity / Tangible Assets (%) (Non-GAAP)	10.35	10.96	9.33	9.88	9.67	9.43	10.09	10.28	9.88	9.67
Common Shares Outstanding (actual)	7,442,743	7,527,415	7,603,765	7,496,571	7,324,049	7,703,197	7,704,037	7,703,579	7,496,571	7,324,049
Tangible Book Value per Common Share ($) (Non-GAAP)	21.75	23.86	23.77	25.52	25.63	23.67	24.17	24.81	25.52	25.63

Definitions

ACL	Allowance for Credit Losses	$MM	Millions of Dollars
AOCI	Accumulated Other Comprehensive Income	NCOs	Net Charge-Offs
CET1	Common Equity Tier-1	OREO	Other Real Estate Owned
CET1-RBC	Common Equity Tier-1 Risk-Based Capital	ROAA	Return on Average Assets
CRE	Commercial Real Estate	ROAE	Return on Average Equity
EAR	Earnings-at-Risk: simulation model used to forecast changes to net interest income and reflects a short-term measure of the effects of interest rate risk exposure	ROATCE	Return on Average Tangible Common Equity
EPS	Earnings Per Share	TBV	Tangible Book Value
GAAP	Generally Accepted Accounting Principles	YTD	Year-to-Date
LCR	Liquidity Coverage Ratio	($000)	Thousands of Dollars
LTM	Last-Twelve-Months		